CERTIFICATION                                                       Exhibit 31.1

Chief Executive Officer

I, Robert Moore, President and Chief Executive Officer certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Chadmoore Wireless Group, Inc;

     2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

     3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial conditions, the results of its operations and cash flows of the issuer as of, and for, the periods presented in the report;

     4. The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

         a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this periodic report is being prepared;

         b. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the end of the period covered by this report based on such evaluation; and

         c. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

     5. The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation, to the small business issuer's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function):

         a. All significant deficiencies and material weaknesses in the design or operation of internal controls or financial reporting which could adversely affect the small business issuer's ability to record, process, summarize and report financial data; and

         b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting.


August 14, 2006

/s/ ROBERT W. MOORE
------------------------
Robert W. Moore
Chief Executive Officer